ADVANCED SERIES TRUST
AST AQR Large-Cap Portfolio
SUMMARY PROSPECTUS • April 29, 2013, as amended June 28, 2013
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated April 29, 2013, as amended June 28, 2013, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2012 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.72%
Distribution and/or Service Fees (12b-1 fees)	0.10%
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	0.83%
Fee Waiver and/or Expense Reimbursement[2]	- 0.17%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.66%
1The Portfolio commenced operations on April 29, 2013. Estimated other expenses based in part on assumed average daily net assets of approximately $3 billion for the Portfolio for the fiscal period ending December 31, 2013.
2Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive 0.17% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years
AST AQR Large-Cap Portfolio	$67	$248
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it is new.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity and equity-related securities of large-capitalization companies. Equity and equity-related securities include common and preferred stock, exchange-traded funds (ETFs), securities convertible into common stock, securities having common stock characteristics, futures contracts, and other derivative instruments whose value is based on common stock, such as rights, warrants, American Depositary Receipts or options to purchase common stock. For purposes of the
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Portfolio, a large-cap company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.6 billion and $483 billion as of December 31, 2012).
The Portfolio’s subadviser utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models—or systematic processes—to generate an investment opinion. The models consider a wide range of indicators—from traditional valuation measures, momentum indicators and price signals, and terms of trade information. These diverse sets of inputs, combined with a proprietary signal construction methodology, optimization process, and trading technology, are important elements in the investment process. Signals are motivated by fundamental economic insights and systematic implementation of those ideas leads to a better long-term investment process.
Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Quantitative model risk. The Portfolio will use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.
Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Past Performance. No performance history is presented for this Portfolio, because it does not yet have a full calendar year of performance.
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	AQR Capital Management, LLC	Cliff Asness	Managing and Founding Principal	April 2013
AST Investment Services, Inc.		John Liew	Founding Principal	April 2013
		Jacques Friedman	Principal	April 2013

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

By Mail:	Advanced Series Trust, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
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